[cover]

                        Annual Report September 30, 1997

                             O P P E N H E I M E R

                                  International
                                    Bond Fund

                                [photo of Globe]

                             [Oppenheimerfunds logo]

Report highlights
--------------------------------------------------------------------------------

Contents

 3     President's Letter

 4     Fund Performance

 6     An Interview
       with the Fund's
       Managers

11     Statement of
       Investments

22     Statement of
       Assets &
       Liabilities

24     Statement of
       Operations

25     Statements of
       Changes in
       Net Assets

26     Financial Highlights

28     Notes to Financial
       Statements

37     Independent
       Auditors' Report

38     Federal Income
       Tax Information

39     Officers & Trustees

40     Information &
       Services



[bullet] Wide diversification: This Fund was diversified among approximately 50 different countries within the foreign government and corporate bond sectors.(1)

[bullet] The emerging markets of Eastern Europe, Latin America, Asia and Africa are closely linked to the U.S. dollar, and tend to fluctuate less than the currencies of many industrialized countries. As a result, we found many positive opportunities in these regions.

[bullet] By successfully avoiding the currency devaluations which plagued the markets of Southeast Asia, we were able to improve the Fund's overall performance.




Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. The Fund's portfolio is subject to change.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

------------------------
Avg Annual Total Returns
------------------------
For the 1-year period ended
9/30/97 without sales charges(2)

Class A
------------------
11.33%
------------------

Class B
------------------
10.52%
------------------

Class C
------------------
10.52%
------------------


2  Oppenheimer International Bond Fund

Dear shareholder,
--------------------------------------------------------------------------------

[photo of James C. Swain]
James C. Swain
Chairman
Oppenheimer
International Bond Fund

[photo of Bridget A. Macaskill]
Bridget A. Macaskill
President
Oppenheimer
International Bond Fund

As you are no doubt aware, during the end of October and early November many stock markets around the world recorded their all-time largest point declines, followed by subsequent gains and continued volatility, leaving investors uncertain about what would occur next.

      To put those events in focus, let's look at a "snapshot" of the two-week time period. Sharp declines in the overseas stock markets, particularly in Asia, triggered a series of sell-offs throughout Europe, Latin America and the United States. In response, the U.S. stock market, as measured by the Dow Jones Industrial Average, dropped 554 points on October 27, its largest point decline in history. However, almost as quickly, the U.S. stock market bounced back over the succeeding few days, regaining nearly all of its losses.

      While no one could have predicted the timing or extent of these fluctuations, many analysts, including our fund managers here at OppenheimerFunds, had warned of a correction for several months. We believed that U.S. valuations were too high, stocks were expensive relative to bonds, recent corporate earnings were somewhat disappointing and that Federal Reserve Chairman Alan Greenspan could possibly seek a short-term interest rate hike.

      As a result, when October 27 arrived, our equity funds held above-average cash positions relative to many of our competitors. Not only did our higher cash levels serve as a protection, they also enabled us to buy the stocks of numerous excellent companies that were selling at more reasonable prices. In addition, our international and global funds were not as impacted because they weren't heavily invested in Southeast Asia and Japan. Finally, on the fixed-income side, our bond funds were generally characterized by longer-than-normal durations, which allowed us to lock in higher yields.

      In conclusion, many of our funds experienced relatively strong performance during the October-November market shake-ups. We'd like to take this opportunity to remind shareholders that stock market volatility is a normal and expected part of the business cycle. As Alan Greenspan suggested, in years to come this period will likely be remembered as a positive change for a market that was growing too quickly.

      For frequent market updates, please visit our website at www.oppenheimerfunds.com or call 1-800-835-3104 to listen to our recorded messages. In the meantime, thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.



/s/ James C. Swain                    /s/ Bridget A. Macaskill
James C. Swain                        Bridget A. Macaskill
November 7, 1997



3  Oppenheimer International Bond Fund

Performance update
--------------------------------------------------------------------------------

-------------------------------
Avg Annual Total Returns
-------------------------------
For the Period Ended 9/30/97(1)

Class A
            Since
   1 year   Inception
-------------------------------
   6.04%    13.05%
-------------------------------

Class B
            Since
   1 year   Inception
-------------------------------
   5.52%    13.43%
-------------------------------

Class C
            Since
   1 year   Inception
-------------------------------
   9.52%    14.54%
-------------------------------


-------------------------------
Standardized Yields(2)
-------------------------------
For the 30 Days Ended 9/30/97

Class A
-------------------------------
   9.11%
-------------------------------

Class B
-------------------------------
   8.80%
-------------------------------

Class C
-------------------------------
   8.76%
-------------------------------



Oppenheimer International Bond Fund's Class A shares performed very well during the past year, providing an average annual total return of 11.33%, without deducting sales charges, for the one-year period ended September 30, 1997.(3) The Fund did so well that according to Lipper Analytical Services, the Fund's Class A shares ranked 5 out of 44 international income funds for the same period.(4)


Top 15 Holdings by Country(5)
 ..............................................................
Russia                           7.7%    New Zealand      3.9%
 ..............................................................
United States                    5.9     Sweden           3.7
 ..............................................................
Indonesia                        5.7     Italy            3.6
 ..............................................................
Canada                           5.2     Argentina        3.0
 ..............................................................
Colombia                         5.1     Brazil           2.8
 ..............................................................
Mexico                           5.1     Venezuela        2.6
 ..............................................................
Great Britain                    4.1     Turkey           2.3
 ..............................................................
South Africa                     4.1
 ..............................................................

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 6/15/95. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 6/15/95). Class C return for the one-year result includes the contingent deferred sales charge of 1%. Class C shares have an inception date of 6/15/95. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

2. Standardized yield is based on net investment income for the 30-day period ended 9/30/97. Falling net asset values will tend to artificially raise yields.

3. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


4  Oppenheimer International Bond Fund

Portfolio review
--------------------------------------------------------------------------------
Asset Allocation (6)
[pie chart]


Foreign Government       61.9%
Foreign Corporate        19.2
Short-term Investments   18.9

Oppenheimer International Bond Fund is for investors looking for high income and growth potential from foreign bonds.

What We Look For

[bullet] Income advantages over the U.S. market.

[bullet] Diversification to help lower the risks of emerging market volatility and exchange rate uncertainties of foreign securities by spreading investments in:

         --Both established and emerging market economies

         --Currently more than 50 countries worldwide

         --A broad range of currencies.

Portfolio Overview(6)

 .......................................
Average Credit Rating         BBB+
 .......................................
Effective Average Duration    3.5 years
 .......................................
Effective Average Maturity    4.0 years
 .......................................
Number of Issuers             96
 .......................................
Number of Issues              146
 .......................................

4. Source: Lipper Analytical Services, Inc., 9/30/97. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 5 of 44 among international bond funds for the one-year period ended 9/30/97.

5. Portfolio is subject to change. Percentages are as of September 30, 1997 and are based on total market value of investments.

6. Portfolio data are as of 9/30/97, and are subject to change. Portfolio data are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 37.3% of total investments) but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.


5  Oppenheimer International Bond Fund

An interview with your Fund's managers
--------------------------------------------------------------------------------

How has the Fund performed during the 12-month period ended September 30, 1997?

Oppenheimer International Bond Fund's Class A shares provided an average annual total return of 11.33% for the one-year period ended September 30, 1997.(1) These results reflect changes in share price and income distributions reinvested, but before sales charges are considered. We also performed well relative to our peers, ranking 5th of 44 funds in the international bond category as measured by Lipper Analytical Services for the one-year period ended September 30, 1997.(2)

How have the international bond markets performed?

Returns have come primarily from two major influences. First, the U.S. dollar rallied significantly against other major currencies, such as the yen and the deutschemark. When the U.S. dollar gains strength, the buying power of foreign currencies in the U.S. declines. As a result, the stronger U.S. dollar tended to erode foreign investment gains for U.S. shareholders during the period. Fortunately, our hedging strategies helped us avoid the brunt of the erosion caused by the relative strength of the U.S. dollar, especially against European currencies.


--------------------
"Emerging markets
have benefited
from greater
participation in
the international
business arena."



1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Source: Lipper Analytical Services, Inc., 9/30/97. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 5 of 44 among international bond funds for the one-year period ended 9/30/97.


6  Oppenheimer International Bond Fund

[photo of Steinmetz, Negri, and Vasan]
Portfolio Management
Team (l to r)
Art Steinmetz
David Negri
Ashwin Vasan
(Fund Manager)


The second important influence was the decline of bond yields around the world. Much of the world appears to have been in a favorable economic environment characterized by low inflation. The absence of inflationary pressures has helped keep interest rates low, which has then fueled a speculative boom in financial assets throughout much of the world.

In what areas of the world did you find the most attractive investment opportunities?

We continued to find excellent fixed-income opportunities in the emerging markets of Eastern Europe, Latin America, North East Asia and Africa. Because the currencies of many developing nations in these regions are closely linked to the U.S. dollar, they tend to fluctuate less than the currencies of many industrialized countries.

        In the final months of 1996, much of our emerging markets exposure was in Latin America, an allocation that did quite well for the Fund. As 1997 progressed, we gradually decreased our holdings in Latin America because we were no longer being adequately compensated for the risks of holding their bonds. While we continue to regard Latin America positively, yields there have declined dramatically, and we have shifted assets to other parts of the world.


7  Oppenheimer International Bond Fund

An interview with your Fund's managers
--------------------------------------------------------------------------------

What areas of the world did you avoid?
We tended to underweight markets in Europe, because of the currency risks as the U.S. dollar became stronger. We also maintained a cautious view toward Japan, because of its persistent economic difficulties.

        However, these markets may provide attractive opportunities going forward. As higher rates of economic growth return to these regions, their bonds may offer good values. At the same time, more robust growth could cause their currencies to strengthen against the U.S. dollar, which would further benefit our U.S. shareholders.

         In addition, we had little exposure to the markets of Southeast Asia. This region of the world experienced severe difficulties in 1997, including the devaluation of several of their currencies. By successfully avoiding these devaluations, we were able to help the Fund's performance.

How do you manage the risks of international bond investing?

The key to our risk management discipline is diversification. When constructing the portfolio, we begin by dividing the world into regions, including Europe, Asia, Japan and Latin America. We also include a component comprised of Eastern Europe, Africa and the Middle East, and a U.S. dollar bloc that includes Australia, New Zealand and Canada. We attempt to find the best values within each area, and that helps us create a broadly diversified portfolio. By maintaining investments in about 50 different countries, we have successfully avoided some of the world's major financial disasters, such as this year's Asian currency devaluations.

--------------
"We tended to
underweight
markets in
Europe . . ."


8  Oppenheimer International Bond Fund

------------------
". . . because
of the currency
risks as the U.S.
dollar became
stronger."


What is your outlook for the future of the international bond markets?

We remain optimistic about the prospects for fixed-income investments throughout most of the world. We continue to find attractive opportunities in the emerging markets, which have benefited greatly from a fundamental shift to capitalism and greater participation in the international business arena. However, over the intermediate term, we expect the developed nations to take the lead. This is because foreign central banks may begin to raise interest rates as economic growth becomes more consistent from country to country. This may eventually cause the U.S. dollar to give up some of its gains relative to other currencies. In such an environment, owning bonds denominated in foreign currencies should produce above-average returns for U.S. investors.


9  Oppenheimer International Bond Fund

--------------------------------------------------------------------------------

Financials

10  Oppenheimer International Bond Fund

Statement of Investments September 30, 1997


--------------------------------------------------------------------------------

                                                               Face            Market Value
                                                               Amount(1)       See Note 1
-------------------------------------------------------------------------------------------
Mortgage-Backed Obligations--0.0%
-------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Sr. Unsub. Medium-Term
Nts., 6.50%, 7/10/02(AUD) (Cost $134,497)                       180,000       $  134,657
-------------------------------------------------------------------------------------------
Foreign Government Obligations--57.0%
-------------------------------------------------------------------------------------------
Argentina--1.2%
Banco Hipotecario Nacional (Argentina)
Medium-Term Nts., 10.625%, 8/7/06(2)                            600,000          665,250
----------------------------------------------------------    ----------      -----------
City of Buenos Aires Bonds, 10.50%, 5/28/04(3)(ARP)           2,450,000        2,548,474
                                                                              -----------
                                                                               3,213,724
-------------------------------------------------------------------------------------------
Australia--2.0%
Queensland Treasury Corp. Exchangeable Gtd. Nts.:
8%, 5/14/03(AUD)                                                130,000          103,787
8%, 8/14/01(AUD)                                                 60,000           47,114
----------------------------------------------------------    ----------      -----------
Treasury Corp. of Victoria Gtd. Bonds, 8.25%, 10/15/03(AUD)   6,255,000        5,061,676
                                                                              -----------
                                                                               5,212,577
-------------------------------------------------------------------------------------------
Brazil--2.8%
Brazil (Federal Republic of) Bonds, 10.125%, 5/15/27(2)       2,500,000        2,510,000
----------------------------------------------------------    ----------      -----------
Brazil (Federal Republic of) Capitalization Bonds,
8%, 4/15/14(2)                                                5,849,793        4,980,550
                                                                              -----------
                                                                               7,490,550
-------------------------------------------------------------------------------------------
Canada--2.7%
Canada (Government of) Bonds, 9.50%, 10/1/98(CAD)             5,155,000        3,924,875
-------------------------------------------------------------------------------------------
Canada (Government of) Debs., 10%, 6/1/08(CAD)                3,475,000        3,340,743
                                                                              -----------
                                                                               7,265,618
-------------------------------------------------------------------------------------------
Costa Rica--0.2%
Central Bank of Costa Rica Interest Claim Bonds:
Series A, 6.539%, 5/21/05(3)(4)                                 273,605          270,185
Series B, 6.539%, 5/21/05(3)(4)                                 132,601          130,612
                                                                              -----------
                                                                                 400,797
-------------------------------------------------------------------------------------------
Finland--0.4%
Finland (Republic of) Bonds, 9.50%, 3/15/04(FIM)              4,450,000        1,025,243
-------------------------------------------------------------------------------------------
Germany--2.2%
Germany (Republic of) Bonds, Series JA07, Zero Coupon:
4.26%, 1/4/01(5)(DEM)                                         8,700,000        4,271,428
5.77%, 1/4/07(5)(DEM)                                         4,970,000        1,690,901
                                                                              -----------
                                                                               5,962,329


11  Oppenheimer International Bond Fund

                      Statement of Investments (Continued)


--------------------------------------------------------------------------------
                                                                   Face               Market Value
                                                                 Amount(1)             See Note 1
---------------------------------------------------------------------------------------------------
Great Britain--4.1%
United Kingdom Treasury Bonds, 9%, 8/6/12(GBP)                            3,400,000    $ 6,729,865
-------------------------------------------------------------------------------------------
United Kingdom Treasury Nts., 13%, 7/14/00(GBP)                           2,300,000      4,284,349
                                                                                       ------------
                                                                                        11,014,214
---------------------------------------------------------------------------------------------------
Hungary--0.8%
Hungary (Government of) Bonds:
Series 97AA, 23.50%, 11/6/97(HUF)                                       335,000,000      1,720,887
Series 98/I, 23.50%, 5/17/98(HUF)                                        55,000,000        288,115
                                                                                       ------------
                                                                                         2,009,002
---------------------------------------------------------------------------------------------------
Indonesia--0.7%
PT Hutama Karya Promissory Nts., Zero Coupon,
14.63%, 4/9/98(5)(IDR)                                                5,000,000,000      1,341,487
----------------------------------------------------                 ---------------   ------------
Perusahaan Listr, 17%, 8/21/01(IDR)                                   2,000,000,000        558,282
                                                                                       ------------
                                                                                         1,899,769
---------------------------------------------------------------------------------------------------
Italy--3.6%
Italy (Republic of) Treasury Bonds, Buoni del Tesoro
Poliennali, 12%, 1/1/02(2)(ITL)                                      13,275,000,000      9,500,887
---------------------------------------------------------------------------------------------------
Jamaica--0.2%
Jamaica (Government of) Bonds, 9.625%, 7/2/02(6)                            600,000        607,500
---------------------------------------------------------------------------------------------------
Jordan--2.0%
Hashemite (Kingdom of) Jordan Disc. Bonds, 6.75%,
12/23/23(2)(4)                                                            6,250,000      5,261,719
---------------------------------------------------------------------------------------------------
Mexico--2.9%
Bonos de la Tesoreria de la Federacion, Zero Coupon:
26.25%, 10/2/97(5)(MXP)                                                  12,869,330      1,654,403
22.67%, 3/5/98(5)(MXP)                                                    9,500,000      1,127,949
19.94%, 7/2/98(5)(MXP)                                                   10,339,830      1,156,829
21.01%, 7/30/98(5)(MXP)                                                  11,750,000      1,297,745
----------------------------------------------------                 ---------------   ------------
Mexican Williams Bonds, 6.75%, 11/15/08(3)(4)                               500,000        470,000
----------------------------------------------------                 ---------------   ------------
Petroleos Mexicanos Debs., 14.50%, 3/31/06(2)(GBP)                        1,000,000      2,116,177
                                                                                       ------------
                                                                                         7,823,103
---------------------------------------------------------------------------------------------------
Moldova--1.6%
Moldova (Republic of) Bonds:
9.875%, 6/13/02(2)                                                        1,300,000      1,345,500
9.875%, 6/13/02(6)                                                        1,300,000      1,345,500
----------------------------------------------------                 ---------------   ------------
Moldova (Republic of) Sr. Unsub. Nts., 8.465%, 12/10/99(2)(4)             1,430,000      1,460,030
                                                                                       ------------
                                                                                         4,151,030

12  Oppenheimer International Bond Fund




---------------------------------------------------------------------------------------
                                                             Face         Market Value
                                                             Amount(1)     See Note 1
---------------------------------------------------------------------------------------
New Zealand--3.8%
New Zealand (Government of) Bonds:
10%, 3/15/02(2)(NZD)                                         11,730,000    $ 8,445,808
8%, 11/15/06(NZD)                                             2,300,000      1,608,805
                                                                           ------------
                                                                            10,054,613
---------------------------------------------------------------------------------------
Norway--1.6%
Norway (Government of) Bonds, 9.50%, 10/31/02(NOK)           25,415,000      4,259,728
---------------------------------------------------------------------------------------
Pakistan--1.9%
Pakistan (Republic of) Bonds, 9.946%, 5/30/00(2)(4)           4,680,000      4,750,200
----------------------------------------------------------  ------------   ------------
Pakistan (Republic of) Debs., 11.50%, 12/22/99                  268,000        282,070
                                                                           ------------
                                                                             5,032,270
---------------------------------------------------------------------------------------
Peru--1.5%
Peru (Republic of) Past Due Interest Bonds:
4%, 3/7/17(4)                                                 4,500,000      3,020,625
4%, 3/7/17(4)                                                 1,650,000      1,107,563
                                                                           ------------
                                                                             4,128,188
---------------------------------------------------------------------------------------
Poland--1.2%
Poland (Republic of) Bonds:
12%, 6/12/01(PLZ)                                             8,300,000      1,887,451
16%, 2/12/99(PLZ)                                             4,750,000      1,273,626
                                                                           ------------
                                                                             3,161,077
---------------------------------------------------------------------------------------
Portugal--1.3%
Portugal (Republic of) Bonds, Obrigicion do
tes Medio Prazo, 11.875%, 2/23/00PTE                        531,500,000      3,400,323
---------------------------------------------------------------------------------------
Romania--2.2%
Renel R.A. Nts., 8.50%, 2/21/02(3)(4)                         2,000,000      2,008,750
---------------------------------------------------------------------------------------
Romanian Commercial Bank SA Bonds,
9.125%, 3/10/00(2)                                            3,745,000      3,740,319
                                                                           ------------
                                                                             5,749,069
---------------------------------------------------------------------------------------
Russia--1.4%
City of St. Petersburg Sr. Unsub. Nts., 9.50%, 6/18/02(6)     2,720,000      2,808,400
----------------------------------------------------------------------------------------
Ministry of Finance (Russian Government) Debs.,
9%, 3/25/04(DEM)                                              1,650,000        986,999
                                                                           ------------
                                                                             3,795,399

13  Oppenheimer International Bond Fund

Statement of Investments  (Continued)


---------------------------------------------------------------------------------------------------------------
                                                                          Face                    Market Value
                                                                       Amount(1)                  See Note 1
---------------------------------------------------------------------------------------------------------------
South Africa--4.1%
South Africa (Republic of) Bonds:
Series 150, 12%, 2/28/05(ZAR)                                                    26,177,680     $  5,137,548
Series 162, 12.50%, 1/15/02(ZAR)                                                 16,707,590        3,434,706
Series 175, 9%, 10/15/02(ZAR)                                                    13,202,890        2,338,987
                                                                                                -------------
                                                                                                  10,911,241
---------------------------------------------------------------------------------------------------------------
Spain--2.1%
Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion
del Estado, 12.25%, 3/25/00(ESP)                                                710,000,000        5,554,295
---------------------------------------------------------------------------------------------------------------
Sweden--3.7%
Sweden (Kingdom of) Bonds, Series 1033,
10.25%, 5/5/03(SEK)                                                              61,500,000        9,851,818
---------------------------------------------------------------------------------------------------------------
Turkey--2.3%
Turkey (Government of) Treasury Bills, Zero Coupon:
103.11%, 8/5/98(5)TRL                                                       880,000,000,000        2,493,451
101.23%, 9/16/98(5)TRL                                                    1,399,840,000,000        3,678,656
                                                                                                -------------
                                                                                                   6,172,107
---------------------------------------------------------------------------------------------------------------
Venezuela--2.5%
Venezuela (Republic of) New Money Bonds, Series A,
6.875%, 12/18/05(4)                                                                 750,000          721,875
---------------------------------------------------------                 ------------------    -------------
Venezuela Synthetic Sovereign Sec. Bonds:
10.125%, 12/29/03(2)(DEM)                                                         8,070,000        4,820,469
11.50%, 12/28/07(2)(DEM)                                                          2,190,000        1,320,557
                                                                                                -------------
                                                                                                   6,862,901
                                                                                                -------------
Total Foreign Government Obligations (Cost $150,859,806)                                         151,771,091
---------------------------------------------------------------------------------------------------------------
Loan Participations--4.7%
---------------------------------------------------------------------------------------------------------------
Algeria (Republic of) Reprofiled Debt Loan Participation,
Tranche A:
1.75%, 9/4/06(4)JPY                                                             104,400,000          723,679
7%, 9/4/06(4)                                                                     3,675,000        3,305,203
---------------------------------------------------------                 ------------------    -------------
AO Rostelecom Loan Facility Nts., 9.50%, 2/15/00(3)(4)                            2,000,000        2,018,750
---------------------------------------------------------                 ------------------    -------------
Colombia (Republic of) Concorde Loan Participation,
8.625%, 1/31/98(3)(4)                                                                30,000           29,400
---------------------------------------------------------                 ------------------    -------------
Jamaica (Government of) 1990 Refinancing Agreement Nts.:
Tranche A, 6.563%, 10/16/00(3)(4)                                                   139,999          135,800
Tranche B, 6.563%, 11/15/04(3)(4)                                                 2,875,000        2,702,500

14  Oppenheimer International Bond Fund




-------------------------------------------------------------------------------------------
                                                                 Face         Market Value
                                                                 Amount(1)     See Note 1
-------------------------------------------------------------------------------------------
Trinidad & Tobago Loan Participation Agreement:
Tranche A, 1.575%, 9/30/00(3)(4)(5)(JPY)                        140,290,909    $ 1,081,261
Tranche B, 1.575%, 9/30/00(3)(4)(5)(JPY)                        333,329,913      2,569,066
                                                                               ------------
Total Loan Participations (Cost $11,916,393)                                    12,565,659
-------------------------------------------------------------------------------------------
Corporate Bonds and Notes--19.0%
-------------------------------------------------------------------------------------------
Basic Industry--2.6%
-------------------------------------------------------------------------------------------
Chemicals--0.8%
Polytama International Finance BV, 11.25% Gtd. Sec. Nts.,
6/15/07(2)                                                        2,085,000      2,069,362
-------------------------------------------------------------------------------------------
Metals/Mining--0.1%
Royal Oak Mines, Inc., 11% Sr. Sub. Nts., 8/15/06                   330,000        321,750
-------------------------------------------------------------------------------------------
Paper--1.7%
Asia Pulp & Paper International Finance Co., Zero
Coupon Asian Currency Nts., 14.71%, 12/8/97(5)(IDR)             300,000,000         87,935
--------------------------------------------------------------  ------------   ------------
Indah Kiat International Finance Co. BV, 12.50%
Gtd. Sec. Nts., 6/15/06(2)                                        2,637,000      2,917,181
--------------------------------------------------------------  ------------   ------------
Tjiwi Kimia International Finance Co. BV:
13.25% Gtd. Sr. Nts., 8/1/01                                        200,000        222,000
3.25% Gtd. Sr. Nts., 8/1/01(2)                                    1,080,000      1,198,800
                                                                               ------------
                                                                                 4,425,916
-------------------------------------------------------------------------------------------
Consumer Related--0.9%
-------------------------------------------------------------------------------------------
Consumer Products--0.0%
TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(3)(7)        70,000         82,775
-------------------------------------------------------------------------------------------
Hotel/Gaming--0.7%
Grupo Posadas SA de CV, 10.375% Bonds, 2/13/02 (2)(3)             1,700,000      1,785,000
-------------------------------------------------------------------------------------------
Textile/Apparel--0.2%
PT Polysindo Eka Perkasa, Zero Coupon Promissory Nts.,
9.39%, 7/14/98(5)                                                   500,000        456,075
-------------------------------------------------------------------------------------------
Financial Services--4.8%
-------------------------------------------------------------------------------------------
Banks & Thrifts--2.6%
Banco de Colombia, 5.20% Cv. Jr. Unsec. Sub. Nts.,
2/1/99(2)(3)                                                      2,050,000      2,121,750
-------------------------------------------------------------   ------------   ------------
CEI Citicorp Holdings, 11.25% Bonds, 2/14/07(ARP)                 2,730,000      2,788,531
--------------------------------------------------------------  ------------   ------------
Ongko International Finance Co. BV, 10.50% Gtd. Nts.,
3/29/04(6)                                                          850,000        886,125
-------------------------------------------------------------   ------------   ------------
Tjiwi Kimia Finance Mauritius Ltd., 10% Gtd. Nts.,
8/1/04(2)                                                         1,150,000      1,137,062
                                                                               ------------
                                                                                 6,933,468


15  Oppenheimer International Bond Fund

Statement of Investments (Continued)


--------------------------------------------------------------------------------------------------------
                                                                         Face              Market Value
                                                                      Amount(1)            See Note 1
--------------------------------------------------------------------------------------------------------
Diversified Financial--2.2%
Bakrie Investindo, Zero Coupon Promissory Nts.:
17.38%, 3/16/98(5)(IDR)                                                    5,990,000,000    $1,610,068
26.59%, 7/10/98(5)(IDR)                                                    2,000,000,000       491,464
----------------------------------------------------------                 --------------   -----------
Pindo Deli Finance Mauritius Ltd., 10.75% Gtd. Nts.,
10/1/07(2)(3)(8)                                                               1,420,000     1,469,700
----------------------------------------------------------                 --------------   -----------
PT Polysindo Eka Perkasa, Zero Coupon Promissory Nts.:
30.94%, 3/16/98(5)(IDR)                                                    3,000,000,000       821,643
28.80%, 7/10/98(5)(IDR)                                                    2,000,000,000       507,322
9.37%, 7/28/98(5)                                                              1,000,000       908,011
                                                                                            -----------
                                                                                             5,808,208
--------------------------------------------------------------------------------------------------------
Housing Related--0.7%
--------------------------------------------------------------------------------------------------------
Homebuilders/Real Estate--0.7%
International de Ceramica SA, 9.75% Gtd. Unsec.
Unsub. Nts., 8/1/02(3)                                                           700,000       708,750
----------------------------------------------------------                 --------------   -----------
Trizec Hahn Corp., 7.45% Sr. Unsec. Debs., 6/1/04(CAD)                         1,600,000     1,206,578
                                                                                            -----------
                                                                                             1,915,328
--------------------------------------------------------------------------------------------------------
Media--3.4%
--------------------------------------------------------------------------------------------------------
Broadcasting--2.6%
Azteca Holdings SA, 11% Sr. Nts., 6/15/02(6)(7)                                1,980,000     2,093,850
----------------------------------------------------------                 --------------   -----------
Conecel Holdings Ltd., Units (each unit consists of $1,000
principal amount of 14% sec. nts., 10/1/00 and one warrant
to purchase class B common stock)(2)(3)(8)(9)                                  1,110,000     1,143,300
----------------------------------------------------------                 --------------   -----------
Consorcio Ecuatoriano, 14% Nts., 5/1/02(2)(3)                                  3,415,000     3,696,738
                                                                                            -----------
                                                                                             6,933,888
--------------------------------------------------------------------------------------------------------
Cable Television--0.3%
Rogers Cablesystems Ltd., 10% Second Priority Sr. Sec.
Debs., 12/1/07                                                                   150,000       165,000
----------------------------------------------------------                 --------------   -----------
Rogers Communications, Inc., 8.75% Sr. Nts., 7/15/07(CAD)                      1,000,000       721,839
                                                                                            -----------
                                                                                               886,839
--------------------------------------------------------------------------------------------------------
Diversified Media--0.5%
ITT Promedia, 9.125% Sr. Sub. Nts., 9/15/07(6)(DEM)                            2,100,000     1,241,021
--------------------------------------------------------------------------------------------------------
Other--0.7%
--------------------------------------------------------------------------------------------------------
Conglomerates--0.7%
Cia Latino Americana de Infraestructura & Servicios
SA--CLISA, 11.625% Gtd. Sr. Nts., 6/1/04(3)                                      100,000       106,250


16  Oppenheimer International Bond Fund




----------------------------------------------------------------------------------------
                                                            Face            Market Value
                                                            Amount(1)       See Note 1
----------------------------------------------------------------------------------------
Mechala Group Jamaica Ltd.:
12% Bonds, 2/15/02(3)                                     $  250,000       $   248,750
12.75% Bonds, 12/30/99(2)                                  1,500,000         1,522,500
                                                                           ------------
                                                                             1,877,500
----------------------------------------------------------------------------------------
Retail--0.6%
----------------------------------------------------------------------------------------
Specialty Retailing--0.6%
Central Termica Guemes, 12% Bonds, 11/26/01(3)             1,600,000         1,742,000
----------------------------------------------------------------------------------------
Technology--2.7%
----------------------------------------------------------------------------------------
Information Technology--1.4%
Celcaribe SA, 0%/13.50% Sr. Sec. Nts., 3/15/04(3)(10)        275,000           265,375
--------------------------------------------------------  -----------      ------------
Comunicacion Celular SA, 0%/13.125% Sr. Deferred
Coupon Bonds, 11/15/03(10)                                 2,600,000         2,028,000
--------------------------------------------------------  -----------      ------------
Occidente y Caribe Celular SA, 0%/14% Sr. Disc. Nts.,
Series B, 3/15/04(2)(10)                                   2,000,000         1,590,000
                                                                           ------------
                                                                             3,883,375
----------------------------------------------------------------------------------------
Telecommunications/Technology--1.3%
----------------------------------------------------------------------------------------
Call-Net Enterprises, Inc., 0%/13.25% Sr. Disc. Nts.,
12/1/04(10)(11)                                              500,000           452,500
--------------------------------------------------------  -----------      ------------
PTC International Finance BV, 0%/10.75% Gtd. Sr. Sub.
Unsec. Bonds, 7/1/07(2)(6)(10)                             2,448,000         1,499,400
--------------------------------------------------------  -----------      ------------
Shaw Communications, Inc., 8.54% Debs., 9/30/27(8)(CAD)    2,000,000         1,442,485
                                                                           ------------
                                                                             3,394,385
----------------------------------------------------------------------------------------
Transportation--1.5%
----------------------------------------------------------------------------------------
Shipping--0.4%
Transportacion Maritima Mexicana SA de CV, 9.25% Nts.,
5/15/03(2)                                                 1,000,000         1,016,250
----------------------------------------------------------------------------------------
Trucking--1.1%
Road King Infrastructure Finance (1997) Ltd., 9.50% Gtd.
Unsec. Unsub. Bonds, 7/15/07(2)(3)                         2,900,000         2,878,250
----------------------------------------------------------------------------------------
Utilities--1.1%
----------------------------------------------------------------------------------------
Electric Utilities--0.8%
Panda Global Energy Co., 12.50% Sr. Nts., 4/15/04(2)(3)    2,150,000         2,096,250
----------------------------------------------------------------------------------------
Gas Utilities--0.3%
CE Casecnan Water & Energy, Inc.:
11.45% Sr. Nts., Series A, 11/15/05                          500,000           545,000
11.95% Sr. Nts., Series B, 11/15/10                          200,000           222,000
                                                                           ------------
                                                                               767,000
                                                                           ------------
Total Corporate Bonds and Notes (Cost $49,929,176)                          50,514,640


17  Oppenheimer International Bond Fund

Statement of Investments (Continued)


------------------------------------------------------------------------------------------
                                                                              Market Value
                                                                      Shares  See Note 1
------------------------------------------------------------------------------------------
Common Stocks--0.1%
------------------------------------------------------------------------------------------
Air New Zealand Ltd., Cl. B (Cost $394,974)                          145,000   $ 373,080

                                                                       Units
-------------------------------------------------------------------------------------------
Rights, Warrants and Certificates--0.0%
-------------------------------------------------------------------------------------------
Comunicacion Celular SA Wts., Exp. 11/03(3)                            1,600      88,000
-------------------------------------------------------               -------    --------
Occidente y Caribe Celular SA Wts., Exp. 3/04(3)                       8,000          80
                                                                                 --------
Total Rights, Warrants and Certificates (Cost $15,000)                            88,080


                                                                  Face
                                                                  Amount(1)
                                                                  -------------
Structured Instruments--13.5%
-----------------------------------------------------------------------------------------
Canadian Imperial Bank of Commerce (New York Branch)
Canadian Dollar Three Month Banker's Acceptance Linked
Maximum Rate Nts., 8.66%, 4/13/98                                 $2,200,000   2,202,200
---------------------------------------------------------------   -----------  ----------
Canadian Imperial Bank of Commerce:
U.S. Dollar Nts. Linked to the Colombian Peso, 18.25%, 9/29/98     5,000,000   4,924,500
U.S. Dollar Nts. Linked to the Ministry of Finance of the
Russian Federation GKO, Zero Coupon, 9.86%, 9/17/98(2)(5)          2,500,000   2,237,000
---------------------------------------------------------------   -----------  ----------
Credit Suisse First Boston (Cayman) Ltd., City of Moscow,
Credit & Convertibility Linked Nts., Series EM 215, Zero
Coupon, 12.05%, 12/30/97(2)(5)                                     4,800,000   4,660,565
---------------------------------------------------------------   -----------  ----------
ING (U.S.) Financial Holdings Corp.:
U.S. Dollar Hedged GKO Pass-Through Nts., Zero Coupon,
13.16%, 10/29/97(3)(5)                                               562,983     557,827
U.S. Dollar Hedged GKO Pass-Through Nts., Zero Coupon,
13.09%, 12/3/97(3)(5)                                              2,100,000   2,058,756
PT Polysindo Linked Nts., Zero Coupon, 10.45%,
7/15/98(3)(5)                                                      1,250,000   1,122,187
--------------------------------------------------------------    -----------  ----------
Lehman Brothers, Inc., Guatemalan Letras de Tesoreria
Linked Nts., Zero Coupon, 8.31%, 10/27/97(5)                       1,650,000   1,639,935
---------------------------------------------------------------   -----------  ----------
Morgan Guaranty Trust Co. of New York, Japanese
Government Bond 193 Currency Protected Bank Nts.,
8.14%, 4/29/98                                                       115,000      87,515
---------------------------------------------------------------   -----------  ----------
Salomon, Inc.:
Colombian Peso Linked Nts., Zero Coupon, 18.17%, 8/20/98(5)(8)     2,917,000   2,507,567
Russian S-Account Credit Linked Nts., Zero Coupon:
11.33%, 12/12/97(5)                                                1,200,000   1,174,080
14.16%, 5/22/98(5)                                                 3,750,000   3,491,625
12.23%, 5/29/98(5)                                                   300,000     278,730


18  Oppenheimer International Bond Fund




--------------------------------------------------------------------------------
                                                                         Face               Market Value
                                                                       Amount(1)            See Note 1
--------------------------------------------------------------------------------------------------------
Structured Instruments (continued)
Standard Chartered Bank, Indian Rupee Linked Nts.:
15%, 10/20/97                                                           $      441,000    $   434,032
32.641%, 11/28/97                                                              558,000        574,294
35.115%, 11/28/97                                                              558,000        572,229
Zero Coupon, 17.73%, 10/1/02(5)(IDR)                                     9,231,000,000      1,166,631
-------------------------------------------------------                 ---------------   ------------
Standard Chartered Bank:
Korean Wong Principal & Interest Linked Deposit,
11.62%, 6/30/98                                                                976,055        917,492
Korean Wong Principal & Interest Linked Deposit,
11.68%, 7/3/98                                                               1,081,605      1,016,817
Korean Wong Principal & Interest Linked Deposit,
12.86%, 1/12/98                                                              1,224,258      1,165,249
Korean Wong Principal & Interest Linked Deposit,
13.51%, 12/17/97                                                             1,575,192      1,511,869
U.S. Dollar/Chinese Yuan Linked Nts., 12.903%, 12/5/97                       1,250,000      1,261,250
-------------------------------------------------------                 ---------------   ------------
Union Bank of Switzerland, Indian Rupee Linked Nts.,
5.40%, 11/17/97                                                                294,000        294,764
                                                                                          ------------
Total Structured Instruments (Cost $36,252,532)                                            35,857,114


                                            Date        Strike        Contracts
---------------------------------------------------------------------------------------------------
Call Options Purchased--0.2%
===================================================================================================
Brazil (Federal Republic of)
Capitalization Bonds, 8%, 4/15/14
Call Opt.                                    10/97      83.625%               3,000        47,400
---------------------------------------      -----      --------          -----------   -----------
Canadian Dollar Call Opt.                    10/97       1.365(CAD)       1,230,000           172
---------------------------------------      -----       ---------         -----------   -----------
German Mark/Japanese Yen Call Opt.           10/97       68.34(DEM/JPY)    8,910,000        53,924
---------------------------------------      -----       -------------     -----------   -----------
German Mark/Czech Koruna Call Opt.           12/97       19.22(DEM/CZK)    2,305,000        40,107
---------------------------------------      -----       -------------     -----------   -----------
Finnish Markka/German Mark Call Opt.          1/98       2.949(FIM/DEM)   13,415,000         9,994
---------------------------------------       ----       -------------     -----------   -----------
Norwegian Krone/German Mark Call Opt.         1/98       4.101(NOK/DEM)   18,900,000       291,211
---------------------------------------       ----       -------------     -----------   -----------
Russian (Government of) Principal
Loans Debs., 5.80%, 12/29/49 Call Opt.       10/97      69.875%                1,850        91,483
---------------------------------------      -----      --------           -----------   -----------
Russian (Government of) Principal
Loans Debs., 5.80%, 12/29/49 Call Opt.       11/97      75.125%                3,370        33,700
                                                                                         -----------
Total Call Options Purchased
(Cost $314,822)                                                                            567,991


19  Oppenheimer International Bond Fund

                                                                                         Market Value
                                             Date         Strike          Contracts      See Note 1
----------------------------------------------------------------------------------------------------
Put Options Purchased--0.0%
----------------------------------------------------------------------------------------------------
Brazilian Rial Put Opt.                      10/97      1.108(BRR)         5,000,000     $   1,250
German Mark Put Opt.                         10/97      1.788(DEM)        17,730,000        13,138
German Mark Put Opt.                         10/97       1.87(DEM)        23,390,000            --
German Mark Put Opt.                         10/97       1.89(DEM)        36,940,000            --
                                                                                         ---------
Total Put Options Purchased
(Cost $638,910)                                                                             14,388

                                                                 Face
                                                                 Amount(1)
                                                                ----------------
Repurchase Agreements--5.2%
----------------------------------------------------------------------------------------------
Repurchase agreement with Goldman, Sachs & Co., 6.125%,
dated 9/30/97, to be repurchased at $13,802,348 on 10/1/97,
collateralized by U.S. Treasury Nts., 5.125%-9.125%, 11/15/98-
9/30/99, with a value of $14,091,620 (Cost $13,800,000)          $ 13,800,000      13,800,000
----------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $264,256,110)                          99.7%    265,686,700
----------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                           0.3         717,604
                                                                 ------------    -------------
Net Assets                                                              100.0%   $266,404,304
                                                                 ============    =============

1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP -- Argentine Peso         ITL -- Italian Lira
AUD -- Australian Dollar      JPY -- Japanese Yen
BRR -- Brazilian Rial         MXP -- Mexican Peso
CAD -- Canadian Dollar        NOK -- Norwegian Krone
CZK -- Czech Koruna           NZD -- New Zealand Dollar
DEM -- German Mark            PLZ -- Polish Zloty
ESP -- Spanish Peseta         PTE -- Portuguese Escudo
FIM -- Finnish Markka         SEK -- Swedish Krona
GBP -- British Pound Sterling TRL -- Turkish Lira
HUF -- Hungarian Forint       ZAR -- South African Rand
IDR -- Indonesian Rupiah


20  Oppenheimer International Bond Fund

--------------------------------------------------------------------------------
2. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:



                               Contracts/Face        Expiration      Exercise     Premium    Market Value
                               Subject to Call/Put   Date            Price        Received   See Note 1
                               --------------------- ------------ ------------- ------------ -------------
Banco Hipotecario Nacional
(Argentina) Medium-Term Nts.,
10.625%, 8/7/06 Call Option        $   600,000          8/7/00          100.00%  $  5,520         $ 72,000
-----------------------------      ------------       ---------         -------  ---------        --------
Brazil (Federal Republic of)
Capitalization Bonds,
8%, 4/15/14 Call Option            $ 3,000,000         10/6/97          83.625%    36,428           47,400
-----------------------------      ------------       ---------       ---------  ---------          ------
British Pound Sterling
Call Option                          1,615,000         10/6/97        0.625 GBP    18,088           26,728
-----------------------------      ------------       ---------       ---------  ---------          ------
Canadian Dollar Put Option           1,230,000        10/10/97        1.365 CAD     8,017           19,496
-----------------------------      ------------       ---------       ---------  ---------          ------
Finnish Markka/German Mark
Cross Currency Put Option           13,415,000         1/22/98         3.00 FIM    15,480           36,449
-----------------------------      ------------       ---------       ---------  ---------          ------
German Mark Call Option             23,360,000        10/16/97         1.72 DEM    61,129           55,597
-----------------------------      ------------       ---------        --------  ---------          ------
German Mark Call Option              4,610,000        10/29/97         1.72 DEM    11,391           10,866
-----------------------------      ------------       ---------        --------  ---------          ------
German Mark Put Option               4,610,000        10/22/97         1.80 DEM    10,373            7,122
-----------------------------      ------------       ---------        --------  ---------           -----
German Mark Put Option               4,805,000        10/22/97         1.82 DEM    14,389            3,239
-----------------------------      ------------       ---------        --------  ---------           -----
Norwegian Krone/German Mark
Cross Currency Put Option           18,900,000         1/23/98         4.18 NOK    30,752           28,293
-----------------------------      ------------       ---------        --------  ---------          ------
Russian (Government of)
Principal Loans Debs.,
5.80%, 12/29/49 Call Option        $ 1,850,000        10/14/97          69.875%    75,850           91,482
                                                                                 ---------        --------
                                                                                 $287,417         $398,672
                                                                                 =========        ========

3. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.

4. Represents the current interest rate for a variable rate security.

5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $10,481,796 or 3.93% of the Fund's net assets, at September 30, 1997.

7. Securities with an aggregate market value of $717,275 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

8. When-issued security to be delivered and settled after September 30, 1997.

9. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

10. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

11. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.



21  Oppenheimer International Bond Fund

Statement of Assets and Liabilities  September 30, 1997



-----------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------
Investments, at value (cost $264,256,110)--see accompanying statement       $265,686,700
-----------------------------------------------------------------------------------------
Cash                                                                           1,882,166
------------------------------------------------------------------------       ----------
Unrealized appreciation on forward foreign currency
exchange contracts--Note 5                                                       336,653
------------------------------------------------------------------------    -------------
Receivables:
Investments sold                                                              10,038,744
Interest and principal paydowns                                                6,814,820
Shares of beneficial interest sold                                             1,533,019
Closed forward foreign currency exchange contracts                             1,354,787
------------------------------------------------------------------------    -------------
Deferred organization costs--Note 1                                                8,283
------------------------------------------------------------------------    -------------
Other                                                                              2,331
                                                                            -------------
Total assets                                                                 287,657,503
-----------------------------------------------------------------------------------------
Liabilities
Unrealized depreciation on forward foreign
currency exchange contracts--Note 5                                              393,907
------------------------------------------------------------------------    -------------
Options written, at value (premiums received $287,417)--see accompanying
statement--Note 7                                                                398,672
------------------------------------------------------------------------    -------------
Payables and other liabilities:
Investments purchased (including $10,070,243 purchased on a when-issued
basis)--Note 1                                                                18,636,955
Dividends                                                                        765,845
Closed forward foreign currency exchange contracts                               416,524
Shares of beneficial interest redeemed                                           302,482
Distribution and service plan fees                                               152,572
Transfer and shareholder servicing agent fees                                     37,239
Daily variation on futures contracts--Note 6                                      29,570
Other                                                                            119,433
                                                                            -------------
Total liabilities                                                             21,253,199
-----------------------------------------------------------------------------------------
Net Assets                                                                  $266,404,304
                                                                            =============
-----------------------------------------------------------------------------------------
Composition of Net Assets
Paid-in capital                                                             $263,282,243
------------------------------------------------------------------------    -------------
Accumulated net realized gain on investment transactions                       1,855,055
------------------------------------------------------------------------    -------------
Net unrealized appreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                  1,267,006
                                                                            -------------
Net assets                                                                  $266,404,304
                                                                            =============

22  Oppenheimer International Bond Fund

------------------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$114,846,834 and 20,850,172 shares of beneficial interest outstanding)               $5.51
Maximum offering price per share (net asset value plus sales charge of 4.75%
of offering price)                                                                   $5.78
------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $122,873,538
and 22,347,468 shares of beneficial interest outstanding)                            $5.50
------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $28,683,932
and 5,218,843 shares of beneficial interest outstanding)                             $5.50

See accompanying Notes to Financial Statements.


23  Oppenheimer International Bond Fund

 Statement of Operations  For the Year Ended September 30, 1997



----------------------------------------------------------------------------------------
Investment Income
Interest (net of foreign withholding taxes of $58,572)                      $20,785,447
------------------------------------------------------------------------   ------------
Dividends (net of foreign withholding taxes of $1,428)                            8,076
                                                                           ------------
Total income                                                                 20,793,523
---------------------------------------------------------------------------------------
Expenses
Management fees--Note 4                                                       1,465,181
------------------------------------------------------------------------   ------------
Distribution and service plan fees--Note 4:
Class A                                                                         213,030
Class B                                                                         873,049
Class C                                                                         198,232
------------------------------------------------------------------------   ------------
Transfer and shareholder servicing agent fees--Note 4                           296,229
------------------------------------------------------------------------   ------------
Shareholder reports                                                             133,074
------------------------------------------------------------------------   ------------
Custodian fees and expenses                                                      86,262
------------------------------------------------------------------------   ------------
Registration and filing fees                                                     44,558
------------------------------------------------------------------------   ------------
Legal and auditing fees                                                          13,436
------------------------------------------------------------------------   ------------
Trustees' fees and expenses                                                       2,660
------------------------------------------------------------------------   ------------
Other                                                                            12,387
                                                                           ------------
Total expenses                                                                3,338,098
---------------------------------------------------------------------------------------
Net Investment Income                                                        17,455,425
---------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                   9,285,971
Closing of futures contracts                                                    (38,899)
Closing and expiration of options written--Note 7                              (235,486)
Foreign currency transactions                                                (6,782,396)
                                                                           ------------
Net realized gain                                                             2,229,190
---------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                   1,429,058
Translation of assets and liabilities denominated in foreign currencies      (2,089,353)
                                                                           ------------
Net change                                                                     (660,295)
                                                                           ------------
Net realized and unrealized gain                                              1,568,895
---------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                        $19,024,320
                                                                           ============

See accompanying Notes to Financial Statements.


24  Oppenheimer International Bond Fund

 Statements of Changes in Net Assets


                                                           Year Ended September 30,
                                                            1997           1996
-------------------------------------------------------------------------------------
Operations
Net investment income                                    $ 17,455,425   $  3,832,783
------------------------------------------------------   ------------   ------------
Net realized gain                                           2,229,190      1,549,896
------------------------------------------------------   ------------   ------------
Net change in unrealized appreciation or depreciation        (660,295)     1,839,250
                                                         ------------   ------------
Net increase in net assets resulting from operations       19,024,320      7,221,929
------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                    (8,439,637)    (1,931,780)
Class B                                                    (7,638,040)    (1,609,969)
Class C                                                    (1,735,744)      (360,475)
------------------------------------------------------   ------------   ------------
Distributions from net realized gain:
Class A                                                      (703,789)            --
Class B                                                      (644,945)            --
Class C                                                      (147,671)            --
------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial
interest transactions--Note 2:
Class A                                                    62,811,767     46,551,563
Class B                                                    77,812,810     40,565,844
Class C                                                    18,447,362      9,758,157
------------------------------------------------------------------------------------
Net Assets
Total increase                                            158,786,433    100,195,269
------------------------------------------------------   ------------   ------------
Beginning of period                                       107,617,871      7,422,602
                                                         ------------   ------------
End of period                                            $266,404,304   $107,617,871
                                                         ============   ============

See accompanying Notes to Financial Statements.


25  Oppenheimer International Bond Fund

 Financial Highlights


                                                                     Class A
                                             --------------------------------------------------------
                                                             Year Ended September 30,
                                                      1997                1996          1995(1)
-----------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period                   $5.49              $5.10            $5.00
-----------------------------------------           --------            -------       ----------
Income from investment operations:
Net investment income                                    .52                .52              .15
Net realized and unrealized gain                         .08                .40              .10
                                                    --------            -------       ----------
Total income from investment operations                  .60                .92              .25
-----------------------------------------           --------            -------       ----------
Dividends to shareholders from net
investment income                                       (.53)              (.53)            (.15)
Distributions from net realized gain                    (.05)                --               --
                                                    --------            -------       ----------
Total dividends and distributions to
shareholders                                            (.58)              (.53)            (.15)
----------------------------------------            --------            -------       ----------
Net asset value, end of period                         $5.51              $5.49            $5.10
                                                    ========            =======       ==========
------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(2)                    11.33%             18.82%            5.13%
------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)            $114,847            $52,128           $3,984
-----------------------------------------           --------            -------       ----------
Average net assets (in thousands)                   $ 89,112            $19,817           $2,566
-----------------------------------------           --------            -------       ----------
Ratios to average net assets:
Net investment income                                   9.24%              9.60%            9.94%(3)
Expenses, before voluntary
reimbursement by the Manager                            1.28%              1.59%            1.59%(3)
Expenses, net of voluntary
reimbursement by the Manager                             N/A               1.49%            0.41%(3)
-----------------------------------------           --------            -------       ----------
Portfolio turnover rate(4)                             280.1%             273.3%           122.0%

1. For the period from June 15, 1995 (commencement of operations) to September 30, 1995.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


26  Oppenheimer International Bond Fund

                     Class B                                                 Class C
--------------------------------------------------   -------------------------------------------------------
             Year Ended September 30,                               Year Ended September 30,
      1997             1996          1995(1)                  1997               1996          1995(1)
-------------------------------------------------------------------------------------------------------
       $5.48           $5.10            $5.00                 $5.48              $5.09            $5.00
    --------         -------       ----------               -------            -------       ----------
         .48             .48              .14                   .48                .48              .14
         .07             .39              .10                   .07                .39              .09
    --------         -------       ----------               -------            -------       ----------
         .55             .87              .24                   .55                .87              .23
    --------         -------       ----------               -------            -------       ----------

        (.48)           (.49)            (.14)                 (.48)              (.48)            (.14)
        (.05)             --               --                  (.05)                --               --
    --------         -------       ----------               -------            -------       ----------

        (.53)           (.49)            (.14)                 (.53)              (.48)            (.14)
-------------------------------------------------------------------------------------------------------
       $5.50           $5.48            $5.10                 $5.50              $5.48            $5.09
      ======          =======         ========               =======            =======         =======
-------------------------------------------------------------------------------------------------------
       10.52%          17.71%            4.92%                10.52%             17.92%            4.73%
-------------------------------------------------------------------------------------------------------
    $122,874         $45,207           $3,238               $28,684            $10,282             $201
-------------------------------------------------------------------------------------------------------
    $ 87,557         $17,891           $1,125               $19,883            $ 4,039              $97
-------------------------------------------------------------------------------------------------------
        8.57%           8.81%            9.20%(3)              8.62%              8.76%            9.36%(3)

        2.04%           2.36%            2.21%(3)              2.04%              2.36%            2.26%(3)

         N/A            2.26%            0.89%(3)               N/A               2.25%            0.85%(3)
-------------------------------------------------------------------------------------------------------
       280.1%          273.3%           122.0%                280.1%             273.3%           122.0%

3. Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1997 were $533,744,496 and $409,121,282, respectively.

See accompanying Notes to Financial Statements.


27  Oppenheimer International Bond Fund

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Significant Accounting Policies

Oppenheimer International Bond Fund (the Fund) is a registered investment company organized as a Massachusetts Business Trust with a single series of the same name. The Fund is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return primarily from foreign debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
(or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


28  Oppenheimer International Bond Fund

--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of September 30, 1997, the Fund had entered into outstanding when-issued or forward commitments of $10,070,243.

              In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

              The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters into an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


29  Oppenheimer International Bond Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued)
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.
--------------------------------------------------------------------------------
Organization Costs. The Manager advanced $14,488 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced. In the event that all or part of the Manager's initial investment in shares of the Fund is withdrawn during the amortization period, the redemption proceeds will be reduced to reimburse the Fund for any unamortized expenses, in the same ratio as the number of shares redeemed bears to the number of initial shares outstanding at the time of such redemption.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

              The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.
Accordingly, during the year ended September 30, 1997, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $357,996. Accumulated net realized gain on investments was decreased by the same amount.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made on the ex-date.


30  Oppenheimer International Bond Fund

--------------------------------------------------------------------------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
--------------------------------------------------------------------------------
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:



                                                              Year Ended September 30,
                            Year Ended September 30, 1997               1996
                           -------------------------------- ---------------------------
                           Shares              Amount            Shares       Amount
---------------------------------------------------------------------------------------
Class A:
Sold                         18,015,830      $ 99,555,234    9,721,751      $51,914,821
Dividends and
distributions reinvested      1,145,316         6,327,582      246,015        1,320,886
Redeemed                     (7,805,542)      (43,071,049)  (1,254,497)      (6,684,144)
                            -----------     -------------   -----------    ------------
Net increase                 11,355,604      $ 62,811,767    8,713,269      $46,551,563
                            ===========     =============   ===========    ============
---------------------------------------------------------------------------------------
Class B:
Sold                         18,551,946      $102,345,548    8,129,566      $43,322,204
Dividends and
distributions reinvested        868,156         4,783,353      172,750          925,063
Redeemed                     (5,318,785)      (29,316,091)    (691,490)      (3,681,423)
                            -----------     -------------   -----------    ------------
Net increase                 14,101,317     $  77,812,810    7,610,826      $40,565,844
                            ===========     =============   ===========    ============
---------------------------------------------------------------------------------------
Class C:
Sold                          4,180,150      $ 23,070,240    1,915,475      $10,177,624
Dividends and
distributions reinvested        235,688         1,298,290       35,740          192,431
Redeemed                     (1,073,077)       (5,921,168)    (114,564)        (611,898)
                            -----------     -------------   -----------    ------------
Net increase                  3,342,761      $ 18,447,362    1,836,651      $ 9,758,157
                            ===========     =============   ===========    ============

--------------------------------------------------------------------------------
3. Unrealized Gains and Losses on Investments

At September 30, 1997, net unrealized appreciation on investments and options written of $1,319,335 was composed of gross appreciation of $6,240,483, and gross depreciation of $4,921,148.


31  Oppenheimer International Bond Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. Management Fees and Other Transactions with Affiliates
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of average net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of net assets in excess of $1 billion.

              For the year ended September 30, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $1,124,978, of which $273,182 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $3,225,657 and $209,570, respectively, of which $71,982 and $3,333, respectively, was paid to an affiliated broker/dealer. During the year ended September 30, 1997, OFDI received contingent deferred sales charges of $202,891 and $12,267, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

              The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintaining accounts of their customers that hold Class A shares. During the year ended September 30, 1997, OFDI paid $11,216 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

32  Oppenheimer International Bond Fund

--------------------------------------------------------------------------------
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and
Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1997, OFDI paid $2,328 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $799,151 and $152,406, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At September 30, 1997, OFDI had incurred unreimbursed expenses of $4,441,423 for Class B and $371,816 for Class C.
--------------------------------------------------------------------------------
5. Forward Contracts

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

              The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

              Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

              Securities held in designated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

              Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.


33  Oppenheimer International Bond Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. Forward Contracts (continued)

At September 30, 1997, the Fund had outstanding forward contracts as follows:

                           Expiration           Contract        Valuation as of     Unrealized      Unrealized
                           Date              Amount (000s)      Sept. 30, 1997      Appreciation    Depreciation
-----------------------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
Canadian Dollar (CAD)         10/2/97           2,000    CAD       $  1,446,390        $    854        $     --
Indonesian Rupiah (IDR)       10/1/97       3,947,213    IDR          1,210,801              --          36,343
Italian Lira (ITL)           12/17/97       9,265,796    ITL          5,378,619          51,258              --
Japanese Yen (JPY)           10/15/97          78,120    JPY            649,195              88              --
Portuguese Escudo (PTE)      12/17/97         959,726    PTE          5,355,255          27,895              --
Spanish Peseta (ESP)         12/17/97         797,677    ESP          5,368,745          41,385              --
Turkish Lira (TRL)            10/1/97     436,048,800    TRL          2,502,288              --           2,876
                                                                                       ---------       ---------
                                                                                        121,480          39,219
                                                                                       ---------       ---------
Contracts to Sell
-----------------
Australian Dollar (AUD)       10/8/97           1,455    AUD          1,053,874          14,706              --
Canadian Dollar (CAD)        10/16/97-
                              1/21/98           7,040    CAD          5,106,095              --          24,953
German Mark (DEM)            10/17/97-
                             12/19/97          17,955    DEM         10,200,067          15,485          20,519
Hungarian Forint (HUF)        10/2/97         527,646    HUF          2,704,421           4,235              --
Japanese Yen (JPY)           11/12/97       1,155,120    JPY          9,647,584         151,267              --
Mexican Peso (MXP)            10/2/97-
                              11/3/97          64,930    MXP          8,306,731             865          51,336
New Zealand Dollar (NZD)     11/28/97           5,880    NZD          3,752,225          28,615              --
South African Rand (ZAR)     10/27/97          50,579    ZAR         10,770,741              --          96,053
Swiss Franc (CHF)            12/17/97          23,190    CHF         16,143,908              --         161,827
                                                                                       ---------       ---------
                                                                                        215,173         354,688
                                                                                       ---------       ---------
Total Unrealized Appreciation and Depreciation                                         $336,653        $393,907
                                                                                       =========       =========

6. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

              The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

              Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.


34  Oppenheimer International Bond Fund

--------------------------------------------------------------------------------
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

              Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At September 30, 1997, the Fund had outstanding futures contracts as follows:

                                             Number of    Valuation as of       Unrealized
Contracts to Purchase    Expiration Date     Contracts    September 30, 1997    Depreciation
--------------------------------------------------------------------------------------------
Nikkei Index             12/97               17           $2,499,378                 $19,713
--------------------------------------------------------------------------------------------

7. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

              The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

              Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

              Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

              The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


35  Oppenheimer International Bond Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. Option Activity (continued)
Written option activity for the year ended September 30, 1997 was as follows:

                              Call Options                          Put Options
                              -----------------------------------   ---------------------------------
                              Number of           Amount of         Number of           Amount of
                              Options             Premiums          Options             Premiums
-----------------------------------------------------------------------------------------------------
Options outstanding at
September 30, 1996                    10,900      $     72,820                  --      $       --
Options written                  294,832,747         2,047,821         516,288,196         823,434
Options closed or expired       (253,256,347)       (1,800,280)       (449,177,820)       (612,152)
Options exercised                (11,996,850)         (111,955)        (24,150,376)       (132,271)
                               -------------      ------------       -------------      ----------
Options outstanding at
September 30, 1997                29,590,450      $    208,406          42,960,000      $   79,011
                               =============      ============       =============      ==========

--------------------------------------------------------------------------------
8. Illiquid and Restricted Securities

At September 30, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at September 30, 1997 was $36,136,536, which represents 13.56% of the Fund's net assets.
--------------------------------------------------------------------------------
9. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other OppenheimerFunds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

              The Fund had no borrowings outstanding during the year ended September 30, 1997.

36  Oppenheimer International Bond Fund

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
Oppenheimer International Bond Fund:


We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer International Bond Fund as of September 30, 1997, the related statement of operations for the year then ended, and the statements of changes in net assets for the years ended September 30, 1997 and 1996, and the financial highlights for the period June 15, 1995 to September 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer International Bond Fund at September 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP


Denver, Colorado
October 21, 1997


37  Oppenheimer International Bond Fund

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Federal Income Tax Information (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

           None of the dividends paid by the Fund during the fiscal year ended September 30, 1997 are eligible for the corporate dividend-received deduction.

           The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


38  Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

--------------------------------------------------------------------------------
A Series of Oppenheimer International Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Officers and Trustees   James C. Swain, Chairman and Chief Executive Officer
                        Bridget A. Macaskill, Trustee and President
                        Robert G. Avis, Trustee
                        William A. Baker, Trustee
                        Charles Conrad, Jr., Trustee
                        Jon S. Fossel, Trustee
                        Sam Freedman, Trustee
                        Raymond J. Kalinowski, Trustee
                        C. Howard Kast, Trustee
                        Robert M. Kirchner, Trustee
                        Ned M. Steel, Trustee
                        George C. Bowen, Vice President, Treasurer and
                        Assistant Secretary
                        Andrew J. Donohue, Vice President and Secretary
                        Ashwin Vasan, Vice President
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
                        Robert G. Zack, Assistant Secretary

--------------------------------------------------------------------------------
Investment Advisor      OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Distributor             OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent
--------------------------------------------------------------------------------
Custodian of            The Bank of New York
Portfolio Securities
--------------------------------------------------------------------------------
Independent Auditors    Deloitte & Touche LLP

--------------------------------------------------------------------------------
Legal Counsel           Myer, Swanson, Adams & Wolf, P.C.

                        This is a copy of a report to shareholders of Oppenheimer International Bond Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer International Bond Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


39  Oppenheimer International Bond Fund

Internet
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General Information
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PhoneLink
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Mon-Fri 8:30am-2pm ET
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OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments
------------------------
1-800-835-3104
------------------------







RA0880.001.0997 November 28, 1997


Information and services
--------------------------------------------------------------------------------
As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a
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handle administrative requests. You can reach them at our General Information
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      When you want to make a transaction, you can do it easily by calling our
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      For added convenience, you can get automated information with
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PhoneLink gives you access to a variety of fund, account, and market
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Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

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